                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                               733,723.95
       Available Funds:
          Contract Payments due and received in this period                                                           3,664,367.99
          Contract Payments due in prior period(s) and received in this period                                        1,030,862.68
          Contract Payments received in this period for next period                                                     218,511.99
          Sales, Use and Property Tax payments received                                                                  45,100.58
          Prepayment Amounts related to early termination in this period                                              4,982,213.04
          Servicer Advance                                                                                              488,146.52
          Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
          Transfer from Reserve Account                                                                                   7,697.99
          Interest earned on Collection Account                                                                          13,459.18
          Interest earned on Affiliated Account                                                                           1,014.45
          Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                                                            0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                                     0.00
          Amounts paid under insurance policies                                                                               0.00
          Maintenance, Late Charges and any other amounts                                                                17,545.99
                                                                                                                   ---------------
       Total Available Funds                                                                                         11,202,644.36
       Less: Amounts to be Retained in Collection Account                                                               677,727.21
                                                                                                                   ---------------
       AMOUNT TO BE DISTRIBUTED                                                                                      10,524,917.15
                                                                                                                   ===============
       DISTRIBUTION OF FUNDS:

          1. To Trustee -  Fees                                                                                               0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               1,030,862.68
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                 a) Class A1 Principal and Interest                                                                           0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                                       0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                               7,616,485.56
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 219,862.50
                 a) Class A5 Principal (distributed after A4 Note matures) and Interest                                 234,054.84
                 b) Class B Principal and Interest                                                                      137,653.59
                 c) Class C Principal and Interest                                                                      276,274.88
                 d) Class D Principal and Interest                                                                      185,396.99
                 e) Class E Principal and Interest                                                                      238,298.41

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
          5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         197,309.28
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)                        254,989.30
                 c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)               7,697.99
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  77,120.20
          7. To Servicer, Servicing Fee and other Servicing Compensations                                                48,910.93
                                                                                                                   ---------------
       TOTAL FUNDS DISTRIBUTED                                                                                       10,524,917.15
                                                                                                                   ===============
                                                                                                                   ---------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       677,727.21
                                                                                                                   ===============
II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $ 2,511,821.93
           - Add Investment Earnings                                                                                      7,697.99
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
           - Less Distribution to Certificate Account                                                                     7,697.99
                                                                                                                   ---------------
End of period balance                                                                                               $ 2,511,821.93
                                                                                                                   ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $ 2,511,821.93
                                                                                                                   ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


 III.   CLASS A NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class A Notes

                        Pool A                                 93,869,401.81
                        Pool B                                 20,899,996.58
                                                               ---------------
                                                                                                   114,769,398.39
 Class A Overdue Interest, if any                                        0.00
 Class A Monthly Interest - Pool A                                 504,161.86
 Class A Monthly Interest - Pool B                                 112,251.51

 Class A Overdue Principal, if any                                       0.00
 Class A Monthly Principal - Pool A                              6,504,643.17
 Class A Monthly Principal - Pool B                                949,346.36
                                                               ---------------
                                                                                                     7,453,989.53
 Ending Principal Balance of the Class A Notes
                         Pool A                                 87,364,758.64
                         Pool B                                 19,950,650.22
                                                               ---------------                     ---------------
                                                                                                   107,315,408.86
                                                                                                   ===============

 Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
 Original Face $221,020,000     Original Face $221,020,000      Balance Factor
              $ 2.788948                      $ 33.725407             48.554614%


 IV.   CLASS A NOTE PRINCIPAL BALANCE


 Beginning Principal Balance of the Class A Notes

                         Class A1                                        0.00
                         Class A2                                        0.00
                         Class A3                               31,149,398.39
                         Class A4                               41,000,000.00
                         Class A5                               42,620,000.00
                                                              ----------------

 Class A Monthly Interest                                                                          114,769,398.39
                         Class A1 (Actual Number Days/360)               0.00
                         Class A2                                        0.00
                         Class A3                                  162,496.03
                         Class A4                                  219,862.50
                         Class A5                                  234,054.84
                                                             -----------------

 Class A Monthly Principal
                         Class A1                                        0.00
                         Class A2                                        0.00
                         Class A3                                7,453,989.53
                         Class A4                                        0.00
                         Class A5                                        0.00
                                                              ----------------
                                                                                                     7,453,989.53
 Ending Principal Balance of the Class A Notes
                         Class A1                                        0.00
                         Class A2                                        0.00
                         Class A3                               23,695,408.86
                         Class A4                               41,000,000.00
                         Class A5                               42,620,000.00
                                                             -----------------                      --------------
                                                                                                    107,315,408.86
                                                                                                    ==============

 Class A3
 Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
 Original Face $62,400,000     Original Face $62,400,000        Balance Factor
               $ 2.60410                        $ 119.454960          37.973412%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


 V.   CLASS B NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class B Notes

                                          Pool A                                          1,600,376.97
                                          Pool B                                            356,327.38
                                                                                         --------------
                                                                                                            1,956,704.35

          Class B Overdue Interest, if any                                                        0.00
          Class B Monthly Interest - Pool A                                                   8,655.37
          Class B Monthly Interest - Pool B                                                   1,927.14
          Class B Overdue Principal, if any                                                       0.00
          Class B Monthly Principal - Pool A                                                110,887.20
          Class B Monthly Principal - Pool B                                                 16,183.88
                                                                                         --------------
                                                                                                              127,071.08
          Ending Principal Balance of the Class B Notes
                                          Pool A                                          1,489,489.77
                                          Pool B                                            340,143.50
                                                                                         --------------
                                                                                                           --------------
                                                                                                            1,829,633.27
                                                                                                           ==============

          Interest Paid Per $1,000  Principal Paid Per $1,000   Ending Principal
          Original Face $3,768,000  Original Face $3,768,000    Balance Factor
                      $ 2.808522                  $ 33.723747        48.557146%


 VI.   CLASS C NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class C Notes

                                          Pool A                                          3,201,554.73
                                          Pool B                                            712,854.03
                                                                                         --------------
                                                                                                            3,914,408.76

          Class C Overdue Interest, if any                                                        0.00
          Class C Monthly Interest - Pool A                                                  18,102.12
          Class C Monthly Interest - Pool B                                                   4,030.60
          Class C Overdue Principal, if any                                                       0.00
          Class C Monthly Principal - Pool A                                                221,774.40
          Class C Monthly Principal - Pool B                                                 32,367.76
                                                                                         --------------
                                                                                                              254,142.16
          Ending Principal Balance of the Class C Notes
                                          Pool A                                          2,979,780.33
                                          Pool B                                            680,486.27
                                                                                         --------------
                                                                                                           --------------
                                                                                                            3,660,266.60
                                                                                                           ==============


          Interest Paid Per $1,000 Principal Paid Per $1,000 Ending Principal Original Face $7,537,000 Original Face $7,537,000 Balance Factor
                       $ 2.936542                $ 33.719273         48.563972%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


  VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                                           Pool A                                     2,133,836.01
                                           Pool B                                       475,103.15
                                                                                    ---------------
                                                                                                           2,608,939.16

           Class D Overdue Interest, if any                                                   0.00
           Class D Monthly Interest - Pool A                                             13,060.85
           Class D Monthly Interest - Pool B                                              2,908.03
           Class D Overdue Principal, if any                                                  0.00
           Class D Monthly Principal - Pool A                                           147,849.60
           Class D Monthly Principal - Pool B                                            21,578.51
                                                                                    ---------------
                                                                                                             169,428.11
           Ending Principal Balance of the Class D Notes
                                           Pool A                                     1,985,986.41
                                           Pool B                                       453,524.64
                                                                                    ---------------
                                                                                                          --------------
                                                                                                           2,439,511.05
                                                                                                          ==============

           Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
           Original Face $5,024,000  Original Face $5,024,000   Balance Factor
                    $ 3.178519                    $ 33.723748         48.557147%


  VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                           Pool A                                     2,668,896.48
                                           Pool B                                       594,277.48
                                                                                    ---------------
                                                                                                           3,263,173.96

           Class E Overdue Interest, if any                                                   0.00
           Class E Monthly Interest - Pool A                                             21,684.78
           Class E Monthly Interest - Pool B                                              4,828.50
           Class E Overdue Principal, if any                                                  0.00
           Class E Monthly Principal - Pool A                                           184,812.00
           Class E Monthly Principal - Pool B                                            26,973.13
                                                                                    ---------------
                                                                                                             211,785.13
           Ending Principal Balance of the Class E Notes
                                           Pool A                                     2,484,084.48
                                           Pool B                                       567,304.35
                                                                                    ---------------
                                                                                                          --------------
                                                                                                           3,051,388.83
                                                                                                          ==============

           Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
           Original Face $6,282,000  Original Face $6,282,000   Balance Factor
                       $ 4.220516                 $ 33.713010         48.573525%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                                     Pool A                                 3,203,474.28
                                     Pool B                                   713,052.40
                                                                            -------------
                                                                                                 3,916,526.68

       Residual Interest - Pool A                                             190,803.82
       Residual Interest - Pool B                                               6,505.46
       Residual Principal - Pool A                                            222,513.65
       Residual Principal - Pool B                                             32,475.65
                                                                            -------------
                                                                                                   254,989.30

       Ending Residual Principal Balance

                                     Pool A                                 2,980,960.63
                                     Pool B                                   680,576.75
                                                                            -------------
                                                                                              ----------------
                                                                                                 3,661,537.38
                                                                                              ================


X.   PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                            48,910.93
       - Servicer Advances reimbursement                                                        1,030,862.68
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           77,120.20
                                                                                              ---------------
      Total amounts due to Servicer                                                             1,156,893.81
                                                                                              ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  106,677,540.29

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 7,392,480.02
                                                                                                                   -----------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      99,285,060.27
                                                                                                                   =================

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                           2,696,447.41

          - Principal portion of Prepayment Amounts                                                4,696,032.61

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   -------------
                                          Total Decline in Aggregate Discounted Contract Balance   7,392,480.02
                                                                                                   =============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   23,751,611.07

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 1,078,925.29

                                                                                                                   -----------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      22,672,685.78
                                                                                                                   =================

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                             821,842.23

          - Principal portion of Prepayment Amounts                                                  257,083.06

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   -------------
                                          Total Decline in Aggregate Discounted Contract Balance   1,078,925.29
                                                                                                   =============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    121,957,746.05
                                                                                                                    ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                       Predecessor
                                                               Discounted                Predecessor                  Discounted
         Lease #      Lessee Name                              Present Value             Lease #                      Present Value

         2199-001     Regional Radiology, LLC                       $1,112,975.58        1881-001                     $2,435,321.88
         1231-041     Radnet Management, Inc.                        $953,502.31
         1560-013     Drew Medical inc                               $342,866.78
                      Cash                                            $25,977.21








                                                                   -------------                                       ------------
                                                   Totals:         $2,435,321.88                                      $2,435,321.88

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $2,435,321.88
         b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      1.21%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                      $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES            NO     X


         POOL B                                                                                       Predecessor
                                                       Discounted        Predecessor                  Discounted
         Lease #               Lessee Name             Present Value     Lease #                      Present Value

                                NONE

                                                       --------------                                 -------------
                                                       Totals: $0.00                                          $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                           $50,047,123.17
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%

         ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
         TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES            NO     X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                 Predecessor
                                                                           Discounted            Predecessor    Discounted
        Lease #         Lessee Name                                        Present Value         Lease #        Present Value

        408-502         Western Kentucky Diagnostic                            $495,646.95       277-103         $2,561,363.27
        1042-501        Pinnacle Imaging, Inc.                               $1,631,421.93       1513-002          $953,250.10
        2375-001        Tuscarawas Ambulatory                                $1,286,730.05       1725-002          $588,254.35
        1097-506        Advanced Healthcare Resources                          $675,567.93
                        Cash                                                    $13,500.87
        2545-002        Presgar L.C.                                           $964,543.83       2205-001        $3,763,600.22
        2907-001        Laser  Vision Centers, Inc.                            $472,557.70
        2000667-2       Hartford Hospital, Inc.                                $190,558.39
        2004051-2       Health Care Solutions                                  $695,143.77
        2004051-3       Health Care Solutions                                  $993,964.93
        2004887-1       BBC Healthcare International, L.L.C.                   $212,022.60
        2005804-1       Otsego Memorial Hospital                               $236,366.53

                                                                           ---------------                       -------------
                                                               Totals:       $7,868,025.48                       $7,866,467.94

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           7,866,467.94
        b) ADCB OF POOL A AT CLOSING DATE                                                                      $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES              NO     X



         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                               Predecessor
                                                               Discounted            Predecessor     Discounted
         Lease #         Lessee Name                           Present Value         Lease #         Present Value
         1528-003        U.S. Neurosurgical, Inc.              $642,004.10             960-501        $82,012.38
         2826-003        Newark Health Imaging, L.L.C.         $205,317.69             960-502        $28,390.17
         2906-001        Laser Vision Centers, Inc.            $496,511.61             1043-501      $641,289.38
                         Cash                                    $3,932.26             1043-502      $596,073.73






                                                               --------------                        --------------
                                                      Totals: $1,347,765.66                          1,347,765.66

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                               $1,347,765.66
         b) ADCB OF POOL B AT CLOSING DATE                                                         $50,047,123.17
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   2.69%

         ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
         THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
         BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                NO     X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

XV.    POOL PERFORMANCE MEASUREMENTS

1.                                     AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
   This Month                        3,230,114.51             This Month                       121,957,746.05
   1 Month Prior                     4,618,779.79             1 Month Prior                    130,429,151.36
   2 Months Prior                    2,270,417.36             2 Months Prior                   135,856,741.31

   Total                            10,119,311.66             Total                            388,243,638.72

   a) 3 MONTH AVERAGE                3,373,103.89             b) 3 MONTH AVERAGE               129,414,546.24

   c) a/b                                   2.61%


2. Does a Delinquency Condition Exist (1c > 6%)?                                                       Yes         No       X
                                                                                                          --------     ----------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                              Yes         No       X
                                                                                                          --------     ----------
   B. An Indenture Event of Default has occurred and is then continuing?                              Yes         No       X
                                                                                                          --------     ----------

4. Has a Servicer Event of Default occurred?                                                          Yes         No       X
                                                                                                          --------     ----------


5. Amortization Event Check

   A. Is 1c > 8%?                                                                                     Yes         No       X
                                                                                                          --------     ----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                  Yes         No       X
                                                                                                          --------     ----------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                   Yes         No       X
                                                                                                          --------     ----------




6. Aggregate Discounted Contract Balance at Closing Date                                               Balance  $  251,182,193.26
                                                                                                                -----------------


   DELINQUENT LEASE SUMMARY

    Days Past Due       Current Pool Balance        # Leases

          31 - 60               8,085,248.01              55
          61 - 90               2,248,134.08               8
         91 - 180               3,230,014.51              18



   Approved By:
   Matthew E. Goldenberg
   Assistant Treasurer